Exhibit 10.35
AMENDMENT NO. 1
TO
EMPLOYMENT AGREEMENT
     This AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT (this “Amendment”) is made and entered into as of November 20, 2007, by and between Mesa Air Group, Inc., a Nevada corporation (the “Company”), and Jonathan G. Ornstein (“Executive”).
RECITALS
     The Company and Executive are parties to an employment agreement dated as of March 31, 2004 (the “Original Employment Agreement”). The parties have agreed to enter into this Amendment to the Original Employment Agreement.
AGREEMENT
          1.     Section 1.3 of the Original Employment Agreement is hereby amended by deleting March 30, 2009 and inserting in its place March 30, 2012.
          2.     Section 4.5(f) of the Original Employment Agreement is hereby amended by deleting March 30, 2009 and inserting it is place March 30, 2012.
          3.     Except as otherwise provided herein, all other terms of the Original Employment Agreement shall remain in full force and effect.

COMPANY: MESA AIR GROUP, INC.
By:
Title:

EXECUTIVE:
/s/ Jonathan G. Ornstein
Jonathan G. Ornstein